UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2021

Golub Capital BDC, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	814-00794	27-2326940
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue, 25th Floor, New York, NY 10166

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GBDC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

Golub Capital BDC, Inc. (the “Company”) has elected to provide certain preliminary estimates of its financial condition and results of its operations for the three months ended June 30, 2021 as such information was also included in a preliminary prospectus supplement filed with the Securities and Exchange Commission on July 27, 2021. Set forth in the table below are certain preliminary estimates of its financial condition and results of its operations for the three months ended June 30, 2021:

PRELIMINARY ESTIMATES OF CERTAIN FINANCIAL RESULTS

	Estimated Ranges for the three months ended June 30, 2021
Net Investment Income Per Share
Net investment income per share	$0.24	$0.26
Amortization of purchase premium per share[1]	0.04	0.04
Adjusted net investment income per share[1]	0.28	0.30
Net Realized/Unrealized Gain (Loss) Per Share
Net realized/unrealized gain (loss) per share	0.22	0.26
Reversal of unrealized loss resulting from the amortization of the purchase price premium per share[1]	(0.04)	(0.04)
Adjusted net realized/unrealized gain (loss) per share[1]	0.18	0.22
Earnings per Share
Earnings per share	0.46	0.52
Adjusted earnings per share[1]	0.46	0.52

Based on the estimated range of earnings per share in the table above, the Company is estimating a net asset value per share between $15.03 and $15.09 as of June 30, 2021, as shown below:

Net Asset Value per Share
Actual net asset value per share, March 31, 2021	$14.86	$14.86
Estimated earnings per share for the three months ended June 30, 2021	0.46	0.52
Dividend paid on June 29, 2021	(0.29)	(0.29)
Estimated net asset value per share, June 30, 2021	$15.03	$15.09

[1]	On September 16, 2019, the Company completed its acquisition of Golub Capital Investment Corporation (“GCIC”). The acquisition was accounted for under the asset acquisition method of accounting in accordance with Accounting Standards Codification 805-50, Business Combinations - Related Issues. Under asset acquisition accounting, where the consideration paid to GCIC’s stockholders exceeded the relative fair values of the assets acquired and the liabilities assumed, the premium paid by the Company was allocated to the cost of the GCIC assets acquired by the Company pro-rata based on their relative fair value. Immediately following the acquisition of GCIC, the Company recorded its assets at their respective fair values and, as a result, the purchase premium allocated to the cost basis of the GCIC assets acquired was immediately recognized as unrealized depreciation on the Company's Consolidated Statement of Operations. The purchase premium allocated to investments in loan securities acquired from GCIC will amortize over the life of the loans through interest income with a corresponding reversal of the unrealized depreciation on such loans acquired through their ultimate disposition. The purchase premium allocated to investments in equity securities will not amortize over the life of the equity securities through interest income and, assuming no subsequent change to the fair value of the GCIC equity securities acquired and disposition of such equity securities at fair value, the Company will recognize a realized loss with a corresponding reversal of the unrealized depreciation upon disposition of the GCIC equity securities acquired.

As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company is providing the following estimates of non-GAAP financial measures that it believes are useful for the reasons described below:

•	“Adjusted Net Investment Income Per Share” - excludes the amortization of the purchase premium and the accrual for the capital gain incentive fee (including the portion of such accrual that is not payable under the Company's investment advisory agreement) from net investment income calculated in accordance with GAAP.
•	“Adjusted Net Realized and Unrealized Gain/(Loss) Per Share” - excludes the unrealized loss resulting from the purchase premium write-down and the corresponding reversal of the unrealized loss from the amortization of the premium on loans or from the sale of equity investments from the determination of realized and unrealized gain/(loss) determined in accordance with GAAP.

•	“Adjusted Earnings Per Share” - calculates net income and earnings per share based on Adjusted Net Investment Income Per Share and Adjusted Net Realized and Unrealized Gain/(Loss) Per Share.

The Company believes that excluding the financial impact of the purchase premium in the above non-GAAP financial measures is useful for investors as it is a non-cash expense/loss resulting from the acquisition of GCIC and is one method the Company uses to measure its financial condition and results of operations. In addition, the Company believes excluding the accrual of the capital gain incentive fee in the above non-GAAP financial measures is useful as it includes the portion of such accrual that is not contractually payable under the terms of the Company’s investment advisory agreement with GC Advisors. Although these estimates of non-GAAP financial measures are intended to enhance investors’ understanding of the Company’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP.

Other June 30, 2021 Preliminary Estimates

During the quarter ended June 30, 2021, the Company estimates that no new investments were added to non-accrual status and the number of non-accrual investments remained unchanged at six investments as compared to March 31, 2021.

The Company intends to announce final results of operations for the three months ended June 30, 2021 on August 9, 2021 after the markets close. The Company plans to host an earnings conference call on at 1:00 p.m. (Eastern Time) on Tuesday, August 10, 2021 to discuss its quarterly financial results. All interested parties may participate in the conference call by dialing (833) 900-2240 approximately 10-15 minutes prior to the call; international callers should dial (236) 714-2752. Participants should reference Golub Capital BDC, Inc. when prompted. An archived replay of the call will be available shortly after the call until 11:59 p.m. (Eastern Time) on August 17, 2021. To hear the replay, please dial (800) 585-8367. International dialers, please dial (416) 621-4642. For all replays, please reference program ID number 3857814.

The preliminary financial estimates provided herein have been prepared by, and are the responsibility of, management. Neither the Company's independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled, or performed any procedures with respect to the accompanying preliminary financial data.

These estimates are subject to the completion of the Company’s financial closing procedures and are not a comprehensive statement of our financial results as of June 30, 2021. Actual results may differ materially from these estimates as a result of the completion of the Company’s financial closing procedures, final adjustments and other developments which may arise between now and the time that the Company’s financial results are finalized. While we believe that these estimates are based on reasonable assumptions, our actual results may vary, and such variations may be material. You should therefore not place undue reliance on these estimates because they may prove to be materially inaccurate.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital BDC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golub Capital BDC, Inc.

Date: July 27, 2021	By:	/s/ Ross Teune
Ross Teune
Chief Financial Officer